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                                  EXHIBIT 10.6

                         AMENDMENT TO THE PENTAIR, INC.
                OUTSIDE DIRECTORS NONQUALIFIED STOCK OPTION PLAN
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 15, 1998)


         The Pentair, Inc. Outside Directors Nonqualified Stock Option Plan (as amended and restated effective January 15, 1998) (the "Plan") is hereby amended effective August 23, 2000, as follows:

         1. A new Section 17 be and hereby is added to the Plan, as follows:

                  17. CHANGE IN CONTROL. Upon the occurrence of a Change in Control of the Company, as that term is defined in the Key Executive Employment and Severance Agreement ("KEESA"), as approved by the Board effective August 23, 2000, all outstanding options granted to an individual who is then an Outside Director shall, to the extent not then exercisable, become fully and immediately exercisable without regard to the time at which such options would otherwise become first exercisable under Section 5b of the Plan. Regardless of the manner in which payment for such options is made, however, no reload options shall be granted upon the exercise of options which have become exercisable by application of this Section 17. In the case of a conflict between this Section 17 and any other Plan provision, this
         Section 17 shall control.

         2. The foregoing amendment shall apply to individuals who are Outside Directors on August 23, 2000, or thereafter.

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         The undersigned, by the authority of the Board of Directors of Pentair,
Inc., does hereby approve the form and content of this amendment to the Plan.


Dated:
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                                       Louis L. Ainsworth
                                       Senior Vice President and General Counsel of Pentair, Inc.

         The undersigned, by the authority of the Board of Directors of Pentair, Inc., does hereby execute the foregoing document for and on behalf of Pentair, Inc. effective as of August 23, 2000.

                                       PENTAIR, INC.



Dated:                                 By:
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                                          Its:
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